Advisory Research Global Value Fund
(Ticker Symbol: ADVWX)

A series of Investment Managers Series Trust

Supplement dated June 30, 2016, to the Summary Prospectus dated March 1, 2016, and
Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2016

Effective July 1, 2016, Hyung Kim is added as a portfolio manager to the Advisory Research Global Value Fund. Accordingly, the paragraph under the heading entitled “Portfolio Managers” on page 6 of the Summary Prospectus and page 16 of the Prospectus is deleted in its entirety and replaced with the following:

James M. Langer, Marco P. Priani, Drew Edwards, Matthew K. Swaim, Bruce M. Zessar and Hyung Kim are jointly and primarily responsible for the day-to-day management of the Fund. James M. Langer, Marco P. Priani, Drew Edwards and Matthew K. Swaim have served as the portfolio managers of the Fund since its inception. Bruce M. Zessar has served as a portfolio manager of the Fund since November 2013. Mr. Kim has served as a portfolio manager of the Fund since July 2016.

The fourth paragraph under the heading entitled “Portfolio Managers” beginning on page 61 of the Prospectus is deleted in its entirety and replaced with the following:

The Global Value Fund is team managed by James M. Langer, Marco P. Priani, Drew Edwards, Matthew K. Swaim, Bruce Zessar and Hyung Kim.

The following paragraph is added under the heading entitled “Portfolio Managers” beginning on page 61 of the Prospectus:

Hyung Kim has 11 years of investment experience and has served as a Vice President and Research Analyst of the firm since 2010. Prior to joining ARI, Mr. Kim worked in corporate banking at HSBC from 2006 to 2008 and Woori Bank in Seoul, South Korea from 2004 to 2006. He also worked as an equity research intern at CLSA (Credit Lyonnais Securities Asia) in Seoul, South Korea in 2009. Mr. Kim holds an M.B.A. in finance and accounting from the University of Chicago and a B.A. in German and economics from Hankuk University of Foreign Studies in Seoul, South Korea.

The following is added to the section entitled “Other Accounts Managed by the Portfolio Managers” beginning on page B-44 of the SAI:

As of May 31, 2016:

Hyung Kim
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	0	$0	0	$0

The following is added to the chart under the heading entitled “Ownership of the Funds by Portfolio Managers” on page B-45 of the SAI:

Name of Portfolio Manager	Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000)
	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Hyung Kim*	A	E	C	A	E	A	A

*	As of May 31, 2016.

Please file this Supplement with your records.